EXHIBIT 10(L)
                                  AMENDMENT III
                                       TO
                       PROPORTIONAL REINSURANCE AGREEMENT


         THIS AMENDMENT III, dated as of December 21, 1995 (the "Amendment") to the Proportional Reinsurance Agreement (the "Agreement") dated as of September 29, 1986, as amended October 1, 1988 and July 16, 1992, between DONEGAL MUTUAL INSURANCE COMPANY, a mutual casualty insurance company organized and existing under the laws of the Commonwealth of Pennsylvania ("Donegal") and ATLANTIC STATES INSURANCE COMPANY, a stock casualty insurance company existing under the laws of the Commonwealth of Pennsylvania ("Atlantic States").

                               W I T N E S S E T H

         WHEREAS, the Coordinating Committee of the Boards of Directors of Donegal and Atlantic States has approved the amendment of the Agreement to the extent set forth herein and recommended approval thereof the Boards of Directors of Donegal and Atlantic States; and

         WHEREAS, the Boards of Directors of Donegal and Atlantic States, in light of the Coordinating Committee's recommendation and their own analysis, believe the Amendment is in the best interests of Donegal and Atlantic States and have approved the Amendment;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements contained herein and in the Agreement and intending to be legally bound hereby, covenant and agree as follows:

         1. Amendment of Exhibit 1 to the Agreement. Exhibit I to the Agreement is hereby amended and restated so that, as amended and restated, said Exhibit to the Agreement shall read in its entirety as follows:

                                    EXHIBIT I
                       PROPORTIONAL REINSURANCE AGREEMENT

Corporate Pool Participant                                   Pool Participation

Donegal Mutual Insurance Company                                      35%
Atlantic States Insurance Company                                     65%"

         2. Effective Date of the Amendment. The Amendment shall be effective as to the parties on January 1, 1996.

         3. Ratification of Remainder of the Agreement. Except for the amendment to Exhibit I to the Agreement as set forth in Section 1 of this Amendment, all of the terms and provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.





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         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the date and year first above written.




         [SEAL]                               DONEGAL MUTUAL INSURANCE COMPANY


Attest:/s/ Ralph G. Spontak                   By:/s/ Donald H. Nikolaus
                                                 -----------------------------
                                                 Donald H. Nikolaus, President




         [SEAL]                               ATLANTIC STATES INSURANCE COMPANY


Attest:/s/ Ralph G. Spontak                   By:/s/ Donald H. Nikolaus
                                                 -----------------------------
                                                 Donald H. Nikolaus, President




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